Exhibit 99.1

Contact:

Peter Kuipers	Omnicell, Inc.
Chief Financial Officer	590 East Middlefield Road
800-850-6664, ext. 6180	Mountain View, CA 94043
Peter.kuipers@omnicell.com

Omnicell Achieves Record Revenue in the Second Quarter 2017

GAAP revenue of $180.9 million and GAAP net income per diluted share of $0.02
Non-GAAP revenue of $181.2 million and non-GAAP net income per diluted share of $0.31

MOUNTAIN VIEW, Calif. -- July 27, 2017 -- Omnicell, Inc. (NASDAQ: OMCL), a leading provider of medication and supply management solutions to healthcare systems, today announced results for its second quarter ended June 30, 2017.

GAAP results: Revenue for the second quarter of 2017 was $180.9 million, up $30.3 million, or 20.1% from the first quarter of 2017, and up $8.0 million, or 4.6% from the second quarter of 2016. Revenue for the six months ended June 30, 2017 was $331.4 million, down $12.5 million, or 3.63% from the six months ended June 30, 2016.
Second quarter 2017 net income as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $0.8 million, or $0.02 per diluted share. This compares to GAAP net loss of $10.8 million, or $0.29 per diluted share, for the first quarter of 2017, and GAAP net loss of $1.2 million, or $0.03 per diluted share, for the second quarter of 2016.
GAAP net loss for the six months ended June 30, 2017 was $9.9 million, or $0.27 per diluted share. GAAP net loss was $1.5 million, or $0.04 per diluted share, for the six months ended June 30, 2016.

Non-GAAP results: Non-GAAP revenue for the second quarter of 2017 was $181.2 million, up $30.3 million, or 20.1% from the first quarter of 2017, and up $5.6 million, or 3.2% from the second quarter of 2016. Non-GAAP revenue for the six months ended June 30, 2017 was $332.1 million, down $17.2 million, or 4.9% from the six months ended June 30, 2016.

Non-GAAP net income for the second quarter of 2017 was $11.7 million, or $0.31 per diluted share. This compares to non-GAAP net income of $2.1 million, or $0.06 per diluted share, first quarter of 2017 and $13.9 million, or $0.38 per diluted share, for the second quarter of 2016.

Non-GAAP net income for the six months ended June 30, 2017 was $13.8 million, or $0.36 per diluted share. This compares to non-GAAP net income of $26.7 million, or $0.73 per diluted share for the six months ended June 30, 2016.

Non-GAAP net income for each period presented excludes, when applicable, the effect of stock-based compensation expense, amortization expense of acquired intangible assets, acquisition related expenses, fair value adjustments related to business acquisitions, severance and integration-related expenses, and amortization of debt issuance cost.

“Omnicell completed a strong second quarter marked by record revenues and earnings results ahead of expectations,” said Randall Lipps, Omnicell president, CEO and chairman. “We are proud of the company’s financial performance and our strategic execution aimed at supporting health systems in achieving their patient safety, operational and financial goals."

“I am particularly pleased by the momentum and broad adoption of our recent innovations, including the XT series,” he added. “I believe we are positioned well for continued success in the future."

2017 Guidance:
For the third quarter of 2017, the Company expects both GAAP and non-GAAP revenue to be between $188 million and $194 million, and non-GAAP earnings to be between $0.38 and $0.45 per share.

For the year 2017, the Company expects product bookings to be between $570 million and $590 million. The Company expects both GAAP and non-GAAP revenue to be between $720 million and $740 million, and non-GAAP earnings to be between $1.22 and $1.34 per share.

Omnicell Conference Call Information

Omnicell will hold a conference call today, Thursday, July 27, 2017 at 1:30 p.m. PT to discuss second quarter financial results. The conference call can be monitored by dialing 1-800-696-5518 within the U.S. or 1-706-758-4883 for all other locations. The Conference ID # is 36566159. Internet users can access the conference call at http://ir.omnicell.com/events.cfm. A replay of the call will be available today at approximately 4:30 p.m. PT and will be available until 11:59 p.m. PT on August 25, 2017. The replay access numbers are 1-855-859-2056 within the U.S. and 1-404-537-3406 for all other locations, Conference ID # is 36566159.

About Omnicell

Since 1992, Omnicell (NASDAQ: OMCL) has been inspired to create safer and more efficient ways to manage medications and supplies across all care settings. As a leader in medication and supply dispensing automation, central pharmacy automation, IV robotics, analytics software, and medication adherence and packaging systems, Omnicell is focused on improving care across the entire healthcare continuum-from the acute care hospital setting, to post-acute skilled nursing and long-term care facilities, to the patient’s home.

Over 4,000 customers worldwide use Omnicell® automation and analytics solutions to increase operational efficiency, reduce medication errors, deliver actionable intelligence and improve patient safety.

Omnicell’s innovative medication adherence solutions, used by over 32,000 institutional and retail pharmacies in North America and the United Kingdom, are designed to improve patient adherence to prescriptions, helping to reduce costly hospital readmissions.

Recent Omnicell acquisitions, including Ateb, add distinct capabilities, particularly in central pharmacy, IV robotics, and pharmacy software, creating the broadest medication management product portfolio in the industry.

For more information about Omnicell, Inc. please visit www.omnicell.com.

Forward-Looking Statements

To the extent any statements contained in this release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside Omnicell’s control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to Omnicell’s momentum, pipeline and new sales opportunities, and projected bookings, profit and revenue growth. Risks that contribute to the uncertain nature of the forward-looking statements include our ability to take advantage of the growth opportunities in medication management across the spectrum of healthcare settings from long-term care to home care, our ability to successfully convert product backlog and sales quotes to our XT Series, our ability to execute the manufacturing ramp-up of XT Series, our ability to continue cost reduction efforts, and our ability to implement development and manufacturing Centers of Excellence, unfavorable general economic and market conditions, risks to growth and acceptance of our products and services, including competitive conversions, and to growth of the clinical automation and workflow automation market generally, the potential of increasing competition, potential regulatory changes, the ability of the company to improve sales productivity to grow product bookings, to develop new products and to acquire and successfully integrate companies. These and other risks and uncertainties are described more fully in Omnicell’s most recent filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles. Our management evaluates and makes operating decisions using various performance measures. In addition to Omnicell’s GAAP results, we also consider non-GAAP revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income, and non-GAAP net income per diluted share. Additionally, we calculate Adjusted EBITDA (another non-GAAP measure) by means of adjustments to GAAP Net Income. These non-GAAP results should not be considered as an alternative to gross profit, operating expenses, net income, net income per diluted share, or any other performance measure derived in accordance with GAAP. We present these non-GAAP results because we consider them to be important supplemental measures of Omnicell’s performance.

Our non-GAAP revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income and non-GAAP net income per diluted share are exclusive of certain items to facilitate management’s review of the comparability of Omnicell’s core operating results on a period to period basis because such items are not related to Omnicell’s ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a)  Share-based compensation expense. We excluded from our non-GAAP results the expense related to equity-based compensation plans as they represent expenses that do not require cash settlement from Omnicell.

b) Amortization of acquired intangible assets. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.

c) Amortization of debt issuance cost. Debt issuance cost represents costs associated with the issuance of Term Loan and Revolving Line of Credit facilities. The cost includes underwriting fees, original issue discount, ticking fee, and legal fees. This non-cash expense is not considered by management to reflect the core cash-generating performance of the business and therefore is excluded from our non-GAAP results.

d) Acquisition accounting impact related to deferred revenue. In connection with recent acquisitions, business combination rules require us to account for the fair values of arrangements for which acceptance has not been obtained, and post installation support has not been provided in our purchase accounting. The non-GAAP adjustment to our revenues is intended to include the full amounts of such revenues. We believe the adjustment to these revenues is useful as a measure of the ongoing performance of our business.

e) Inventory fair value adjustments. In connection with acquisition of Aesynt, business combination rules require us to account for the fair values of inventory acquired in our purchase accounting. The non-GAAP adjustment to the cost of revenues is intended to include the impact of such adjustment. We believe the adjustment is useful as a measure of the ongoing performance of our business.

f) Acquisition related expenses. We excluded from the non-GAAP results the expenses which are related to the recent acquisitions. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these acquisition related expenses provides more meaningful comparisons of the financial results to our historical operations and forward looking guidance and the financial results of less acquisitive peer companies.

g) Severance and other related expenses. We excluded from our non-GAAP results the expenses which are related to the restructuring and integrations related events. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these expenses provides more meaningful comparisons of the financial results to our historical operations and forward looking guidance and the financial results of less acquisitive peer companies.

Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Omnicell’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock compensation plans.

We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:

1) Such non-GAAP financial measures provide an additional analytical tool for understanding Omnicell’s financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;

2) Since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare our performance across financial reporting periods;

3) These non-GAAP financial measures are employed by Omnicell’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting; and

4) These non-GAAP financial measures facilitate comparisons to the operating results of other companies in our industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance.

Set forth below are additional reasons why share-based compensation expense is excluded from our non-GAAP financial measures:

i)  While share-based compensation calculated in accordance with ASC 718 constitutes an ongoing and recurring expense of Omnicell, it is not an expense that requires cash settlement by Omnicell. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.

ii) We present ASC 718 share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation, under ASC 718 are dependent upon the trading price of Omnicell’s common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.

Our Adjusted EBITDA calculation is defined as earnings before interest income and expense, taxes, depreciation and amortization, and non-cash expenses, including ASC 718 stock compensation expense, as well as certain non-GAAP adjustments.

As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for Omnicell’s GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

•
Omnicell’s stock option and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in Omnicell’s GAAP results for the foreseeable future under ASC 718.

•	Other companies, including companies in Omnicell’s industry, may calculate non-GAAP financial measures differently than Omnicell, limiting their usefulness as a comparative measure.

Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between Omnicell’s non-GAAP and GAAP financial results is set forth in the financial tables at the end of this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results that are contained in this press release and in Omnicell’s SEC filings.

With respect to the Company’s expectations under “Guidance” above, and regarding certain projections discussed on today’s teleconference, reconciliation of non-GAAP earnings ranges per share guidance for the remainder of 2017, to the closest corresponding GAAP measures is not available without unreasonable efforts as we are unable to predict with reasonable certainty the matters we would allocate to “certain items,” including unusual gains and losses, costs associated with future restructurings, acquisition-related expenses and litigation outcomes. These items are uncertain, complex, depend on various factors, have low visibility and could have a material impact on GAAP EPS in future periods.

Omnicell, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Revenues:
Product	$128,056	$98,930	$130,674	$226,986	$258,569
Services and other revenues	52,829	51,624	42,233	104,453	85,342
Total revenues	180,885	150,554	172,907	331,439	343,911
Cost of revenues:
Cost of product revenues	81,738	63,588	76,306	145,326	148,224
Cost of services and other revenues	21,172	22,774	18,584	43,946	37,725
Total cost of revenues	102,910	86,362	94,890	189,272	185,949
Gross profit	77,975	64,192	78,017	142,167	157,962
Operating expenses:
Research and development	16,911	16,803	13,794	33,714	27,632
Selling, general and administrative	63,468	64,625	64,341	128,093	128,596
Total operating expenses	80,379	81,428	78,135	161,807	156,228
Income (loss) from operations	(2,404)	(17,236)	(118)	(19,640)	1,734
Interest and other income (expense), net	196	(2,456)	(1,881)	(2,260)	(4,052)
Loss before provision for income taxes	(2,208)	(19,692)	(1,999)	(21,900)	(2,318)
Benefit for income taxes	(3,045)	(8,938)	(840)	(11,983)	(781)
Net income (loss)	$837	$(10,754)	$(1,159)	$(9,917)	$(1,537)
Net income (loss) per share:
Basic	$0.02	$(0.29)	$(0.03)	$(0.27)	$(0.04)
Diluted	$0.02	$(0.29)	$(0.03)	$(0.27)	$(0.04)
Weighted average shares outstanding:
Basic	37,250	36,840	35,987	37,046	35,864
Diluted	38,370	36,840	35,987	37,046	35,864

Omnicell, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands)

	June 30, 2017	December 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$26,936	$54,488
Accounts receivable, net	151,010	150,303
Inventories	81,523	69,297
Prepaid expenses	26,001	28,646
Other current assets	10,511	12,674
Total current assets	295,981	315,408
Property and equipment, net	40,713	42,011
Long-term investment in sales-type leases, net	17,424	20,585
Goodwill	332,996	327,724
Intangible assets, net	180,206	190,283
Long-term deferred tax assets	5,627	4,041
Other long-term assets	36,954	35,051
Total assets	$909,901	$935,103

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$53,287	$27,069
Accrued compensation	31,251	26,722
Accrued liabilities	30,894	31,195
Long-term debt, current portion, net	10,910	8,410
Deferred revenue, net	85,370	87,516
Total current liabilities	211,712	180,912
Long-term, deferred revenue	16,332	17,051
Long-term deferred tax liabilities	38,950	51,592
Other long-term liabilities	9,879	8,210
Long-term debt, net	183,526	245,731
Total liabilities	460,399	503,496
Total stockholders’ equity	449,502	431,607
Total liabilities and stockholders’ equity	$909,901	$935,103

Omnicell, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six months ended June 30,
	2017	2016
Operating Activities
Net loss	$(9,917)	$(1,537)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	25,942	29,197
(Gain) loss on disposal of fixed assets	79	1
Share-based compensation expense	11,056	9,386
Income tax benefits from employee stock plans	11	681
Deferred income taxes	(12,646)	(3,877)
Amortization of debt financing fees	795	795
Changes in operating assets and liabilities:
Accounts receivable	(770)	(7,775)
Inventories	(12,226)	(6,919)
Prepaid expenses	2,645	(4,852)
Other current assets	202	78
Investment in sales-type leases	5,482	(6,558)
Other long-term assets	(34)	1,019
Accounts payable	23,357	6,736
Accrued compensation	4,529	210
Accrued liabilities	2,165	(2,195)
Deferred revenue	(2,865)	4,895
Other long-term liabilities	1,119	(2,398)
Net cash provided by operating activities	38,924	16,887
Investing Activities
Purchases of intangible assets, intellectual property and patents	(160)	(1,185)
Software development for external use	(6,748)	(6,681)
Purchases of property and equipment	(6,493)	(5,938)
Business acquisition, net of cash acquired	(4,446)	(271,458)
Net cash used in investing activities	(17,847)	(285,262)
Financing Activities
Proceeds from debt	10,000	247,051
Repayment of debt and revolving credit facility	(70,500)	(22,500)
Payment for contingent consideration	—	(3,000)
Proceeds from issuances under stock-based compensation plans	15,783	8,639
Employees' taxes paid related to restricted stock units	(2,638)	(1,563)
Net cash provided by (used in) financing activities	(47,355)	228,627
Effect of exchange rate changes on cash and cash equivalents	(1,274)	(1,440)
Net decrease in cash and cash equivalents	(27,552)	(41,188)
Cash and cash equivalents at beginning of period	54,488	82,217
Cash and cash equivalents at end of period	$26,936	$41,029

Omnicell, Inc.
Reconciliation of GAAP to Non-GAAP
(Unaudited, in thousands, except per share data and percentage)

	Three Months Ended			Six Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016

Reconciliation of GAAP revenue to non-GAAP revenue:
GAAP revenue	$180,885	$150,554	$172,907	$331,439	$343,911
Acquisition accounting impact related to deferred revenue	313	313	2,663	626	5,326
Non-GAAP revenue	$181,198	$150,867	$175,570	$332,065	$349,237

Reconciliation of GAAP gross profit to non-GAAP gross profit:
GAAP gross profit	$77,975	$64,192	$78,017	$142,167	$157,962
GAAP gross margin	43.1%	42.6%	45.1%	42.9%	45.9%
Share-based compensation expense	864	982	644	1,846	1,193
Amortization of acquired intangibles	2,848	2,837	5,214	5,685	10,425
Acquisition accounting impact related to deferred revenue	313	313	2,663	626	5,326
Inventory fair value adjustments	—	—	920	—	1,841
Acquisitions related expenses	—	—	28	—	28
Severance and other expenses*	—	1,697	199	1,697	199
Non-GAAP gross profit	$82,000	$70,021	$87,685	$152,021	$176,974
Non-GAAP gross margin	45.3%	46.4%	49.9%	45.8%	50.7%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses	$80,379	$81,428	$78,135	$161,807	$156,228
GAAP operating expenses % to total revenue	44.4%	54.1%	45.2%	48.8%	45.4%
Share-based compensation expense	(4,681)	(4,529)	(4,851)	(9,210)	(8,193)
Amortization of acquired intangibles	(3,626)	(3,653)	(3,838)	(7,279)	(7,786)
Acquisitions related expenses	—	(126)	(223)	(126)	(2,572)
Severance and other expenses*	(970)	(2,332)	(1,504)	(3,302)	(1,504)
Non-GAAP operating expenses	$71,102	$70,788	$67,719	$141,890	$136,173
Non-GAAP operating expenses % to total revenue	39.2%	46.9%	38.6%	42.7%	39.0%
* Other expenses include relocation charge of $102, depreciation adjustment related to purchase price allocation from acquisition of $243, integration consulting of $126 and restructuring rent expense of $485 for the three months ended June 30, 2017. Other expenses include relocation charge of $322 and depreciation adjustment related to purchase price allocation from acquisition of $508 for the six months ended June 30, 2017.

	Three Months Ended			Six months ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Reconciliation of GAAP income (loss) from operations to non-GAAP income (loss) from operations:
GAAP income (loss) from operations	$(2,404)	$(17,236)	$(118)	$(19,640)	$1,734
GAAP operating income (loss) % to total revenue	(1.3)%	(11.4)%	(0.1)%	(5.9)%	0.5%
Share-based compensation expense	5,545	5,511	5,495	11,056	9,386
Amortization of acquired intangibles	6,474	6,490	9,052	12,964	18,211
Acquisition accounting impact related to deferred revenue	313	313	2,663	626	5,326
Inventory fair value adjustments	—	—	920	—	1,841
Acquisitions related expenses	—	126	251	126	2,600
Severance and other expenses	970	4,029	1,703	4,999	1,703
Non-GAAP income (loss) from operations	$10,898	$(767)	$19,966	$10,131	$40,801
Non-GAAP operating income (loss) % to total Non-GAAP revenue	6.0%	(0.5)%	11.4%	3.1%	11.7%

Reconciliation of GAAP net income (loss) to non-GAAP net income:
GAAP net income (loss)	$837	$(10,754)	$(1,159)	$(9,917)	$(1,537)
Share-based compensation expense	5,545	5,511	5,495	11,056	9,386
Amortization of acquired intangibles	6,474	6,490	9,052	12,964	18,211
Acquisition accounting impact related to deferred revenue	313	313	2,663	626	5,326
Inventory fair value adjustments	—	—	920	—	1,841
Acquisitions related expenses	397	523	1,046	920	3,395
Severance and other expenses	970	4,029	1,703	4,999	1,703
Tax effect of the adjustments above(a)	(2,817)	(4,019)	(5,846)	(6,836)	(11,581)
Non-GAAP net income	$11,719	$2,093	$13,874	$13,812	$26,744

Reconciliation of GAAP net income (loss) per share - diluted to non-GAAP net income per share - diluted:
Shares - diluted GAAP	38,370	36,840	35,987	37,046	35,864

Shares - diluted Non-GAAP	38,370	37,782	36,649	38,103	36,488

GAAP net income (loss) per share - diluted	$0.02	$(0.29)	$(0.03)	$(0.27)	$(0.04)
Share-based compensation expense	0.14	0.15	0.15	0.29	0.26
Amortization of acquired intangibles	0.17	0.17	0.25	0.34	0.50
Acquisition accounting impact related to deferred revenue	0.01	0.01	0.07	0.02	0.15
Inventory fair value adjustments	—	—	0.03	—	0.05
Acquisitions related expenses	0.01	0.01	0.03	0.02	0.09
Severance and other expenses	0.02	0.11	0.05	0.14	0.05
Tax effect of the adjustments above(a)	(0.06)	(0.10)	(0.17)	(0.18)	(0.33)
Non-GAAP net income per share - diluted	$0.31	$0.06	$0.38	$0.36	$0.73
				—
Reconciliation of GAAP net income (loss) to non-GAAP Adjusted EBITDA(b):
GAAP net income (loss)	$837	$(10,754)	$(1,159)	$(9,917)	$(1,537)
Share-based compensation expense	5,545	5,511	5,495	11,056	9,386
Interest (income) and expense, net	1,311	1,432	1,348	2,743	3,095
Depreciation and amortization expense	13,494	12,448	14,724	25,942	29,197
Acquisition accounting impact related to deferred revenue	313	313	2,663	626	5,326
Inventory fair value adjustments	—	—	920	—	1,841
Acquisitions related expenses	397	523	1,046	920	3,395
Severance expense	728	3,765	1,703	4,493	1,703
Income tax expense	(3,045)	(8,938)	(840)	(11,983)	(781)
Non-GAAP Adjusted EBITDA	$19,580	$4,300	$25,900	$23,880	$51,625
    (a) Tax effects calculated for all adjustments except share-based compensation expense, using an estimated annual effective tax rate of 35% for fiscal year 2017 and 38% for fiscal year 2016.
(b) Defined as earnings before interest income and expense, taxes, depreciation and amortization, as well as excluding certain non-GAAP adjustments.

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Three Months Ended June 30, 2017			Three Months Ended June 30, 2016
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$148,427	$32,458	$180,885	$148,660	$24,247	$172,907
Cost of revenues	80,716	22,194	102,910	78,366	16,524	94,890
Gross profit	67,711	10,264	77,975	70,294	7,723	78,017
Gross margin %	45.6%	31.6%	43.1%	47.3%	31.9%	45.1%

Operating expenses	49,054	10,099	59,153	49,780	5,771	55,551
Income from segment operations	$18,657	$165	$18,822	$20,514	$1,952	$22,466
Operating margin %	12.6%	0.5%	10.4%	13.8%	8.1%	13.0%

Corporate costs			21,226			22,584
Loss from operations			$(2,404)			$(118)

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Six Months Ended June 30, 2017			Six Months Ended June 30, 2016
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$272,598	$58,841	$331,439	$297,605	$46,306	$343,911
Cost of revenues	149,477	39,795	189,272	155,573	30,376	185,949
Gross profit	123,121	19,046	142,167	142,032	15,930	157,962
Gross margin %	45.2%	32.4%	42.9%	47.7%	34.4%	45.9%

Operating expenses	99,801	21,295	121,096	101,985	11,382	113,367
Income (loss) from segment operations	$23,320	$(2,249)	$21,071	$40,047	$4,548	$44,595
Operating margin %	8.6%	(3.8)%	6.4%	13.5%	9.8%	13.0%

Corporate costs			40,711			42,861
Income (loss) from operations			$(19,640)			$1,734

Omnicell, Inc.
Segment Information - Non-GAAP Gross Profit and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended June 30, 2017
	Automation and Analytics			Medication Adherence			Total
	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue
Revenues	$148,427			$32,458			$180,885
Acquisition accounting impact related to deferred revenue	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Non-GAAP Revenues	$148,427			$32,771			$181,198

GAAP Gross profit	$67,711	45.6%	45.6%	$10,264	31.6%	31.3%	$77,975	43.1%	43.0%
Share-based compensation expense	736	0.5%	0.5%	128	0.4%	0.4%	864	0.5%	0.5%
Amortization expense of acquired intangible assets	2,228	1.5%	1.5%	620	1.9%	1.9%	2,848	1.6%	1.6%
Acquisition accounting impact related to deferred revenue	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Non-GAAP Gross profit	$70,675	47.6%	47.6%	$11,325	34.9%	34.6%	$82,000	45.3%	45.3%

GAAP Operating income	$18,657	12.6%	12.6%	$165	0.5%	0.5%	$18,822	10.4%	10.4%
Share-based compensation expense	2,275	1.5%	1.5%	354	1.1%	1.1%	2,629	1.5%	1.5%
Amortization expense of acquired intangible assets	4,545	3.1%	3.1%	1,929	5.9%	5.9%	6,474	3.6%	3.6%
Acquisition accounting impact related to deferred revenue	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Severance and other expenses	610	0.4%	0.4%	—	—%	—%	610	0.3%	0.3%
Non-GAAP Operating income	$26,087	17.6%	17.6%	$2,761	8.5%	8.4%	$28,848	15.9%	15.9%

GAAP Corporate costs							$21,226	11.7%	11.7%
Share-based compensation expense							(2,916)	(1.6)%	(1.6)%
Acquisition-related expenses							0	—%	—%
Severance and other expenses							(360)	(0.2)%	(0.2)%
Non-GAAP Corporate costs							$17,950	9.9%	9.9%

Non-GAAP Income from operations							$10,898	6.0%	6.0%

Omnicell, Inc.
Segment Information - Non-GAAP Gross Profit and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended June 30, 2016
	Automation and Analytics			Medication Adherence			Total
	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue
Revenues	$148,660			$24,247			$172,907
Acquisition accounting impact related to deferred revenue	2,663	1.8%	1.8%	—	—%	—%	2,663	1.5%	1.5%
Non-GAAP Revenues	$151,323			$24,247			$175,570

GAAP Gross profit	$70,294	47.3%	46.5%	$7,723	31.9%	31.9%	$78,017	45.1%	44.4%
Stock-based compensation expense	561	0.4%	0.4%	83	0.3%	0.3%	644	0.4%	0.4%
Amortization expense of acquired intangible assets	4,882	3.3%	3.2%	332	1.4%	1.4%	5,214	3.0%	3.0%
Acquisition accounting impact related to deferred revenue	2,663	1.8%	1.8%	—	—%	—%	2,663	1.5%	1.5%
Inventory fair value adjustments	920	0.6%	0.6%	—	—%	—%	920	0.5%	0.5%
Acquisitions related expenses	28	—%	—%	—	—%	—%	28	—%	—%
Severance expenses	199	0.1%	0.1%				199	0.1%	0.1%
Non-GAAP Gross profit	$79,547	53.5%	52.6%	$8,138	33.6%	33.6%	$87,685	50.7%	49.9%

GAAP Operating income	$20,514	13.8%	13.6%	$1,952	8.1%	8.1%	$22,466	13.0%	12.8%
Stock-based compensation expense	2,042	1.4%	1.3%	240	1.0%	1.0%	2,282	1.3%	1.3%
Amortization expense of acquired intangible assets	7,739	5.2%	5.1%	1,313	5.4%	5.4%	9,052	5.2%	5.2%
Acquisition accounting impact related to deferred revenue	2,663	1.8%	1.8%	—	—%	—%	2,663	1.5%	1.5%
Inventory fair value adjustments	920	0.6%	0.6%	—	—%	—%	920	0.5%	0.5%
Acquisitions related expenses	259	0.2%	0.2%	—	—%	—%	259	0.1%	0.1%
Severance expenses	1,590	1.1%	1.1%	56	0.2%	0.2%	1,646	1.0%	0.9%
Non-GAAP Operating income	$35,727	24.0%	23.6%	$3,561	14.7%	14.7%	$39,288	22.7%	22.4%

GAAP Corporate costs							$22,584	13.1%	12.9%
Stock-based compensation expense							3,213	1.9%	1.8%
Acquisition related expenses							(8)	—%	—%
Severance expenses							57	—%	—%
Non-GAAP Corporate costs							$19,322	11.2%	11.0%

Non-GAAP Income from operations							$19,966	11.4%	11.4%